CARILLON SERIES TRUST

Carillon Eagle Growth & Income Fund

SUPPLEMENT DATED OCTOBER 2, 2024

TO THE PROSPECTUS, SUMMARY

PROSPECTUS AND STATEMENT OF

ADDITIONAL INFORMATION DATED

APRIL 26, 2024, AS PREVIOUSLY AMENDED

OR SUPPLEMENTED

Effective as of close of business April 30, 2025, David Blount, CFA®, will retire and no longer serve as a Managing Director and Portfolio Manager for the Carillon Eagle Growth & Income Fund.

Effective May 1, 2025, Brad Erwin, CFA®, currently Portfolio Manager for the Carillon Eagle Growth & Income Fund is scheduled to become Managing Director and Portfolio Manager for the fund. Mr. Erwin has served as the fund’s Portfolio Manager since 2019. Mr. Erwin was previously with Eagle Asset Management from 2000 to 2007 and rejoined the firm in 2015. Mr. Erwin has 29 years of investment experience as an Analyst and Portfolio Manager. Mr. Erwin earned a B.S. in Finance from Miami (OH) University and is a CFA® charterholder.

In addition, effective May 1, 2025. Michael Rich, CFA®, currently Senior Research Analyst for the Carillon Eagle Growth & Income Fund is scheduled to become a Portfolio Manager for the fund. Mr. Rich has served as the fund’s Senior Research Analyst since 2023. Mr. Rich joined Eagle Asset Management in 2016 and has 18 years of investment experience. Prior to joining Eagle Asset Management, Mr. Rich served as an Equity Research Associate at Raymond James and Associates. Mr. Rich earned a B.S. in Business Administration from Boston University and is a CFA® charterholder.

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE PROSPECTUS, SUMMARY PROSPECTUS AND STATEMENT OF ADDITIONAL

INFORMATION FOR FUTURE REFERENCE